Exhibit 10.1
TWILIO INC.
AMENDED AND RESTATED 2016 STOCK OPTION AND INCENTIVE PLAN
(as approved by the Board as of April 15, 2026, and effective as of approval by the Company’s stockholders at the 2026 Annual Meeting of Stockholders)
SECTION 1.GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Twilio Inc. Amended and Restated 2016 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Twilio Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby incentivizing their future efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means any natural person that provides bona fide services to the Company or a Subsidiary, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 20.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the New York Stock Exchange or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
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“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity; (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction; (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert; or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Stock” means the Class A common stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50% interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.
SECTION 2.ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)Administration of Plan. The Plan shall be administered by the Administrator.
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(b)Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)to select the individuals to whom Awards may from time to time be granted;
(ii)to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)to determine the number of shares of Stock to be covered by any Award;
(iv)to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v)to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
(vii)at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c)Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer and/or any other officer or a committee comprised of one or more officers of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
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(d)Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)Non-U.S. Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
(g)Exchange Programs. Except as provided in Section 3(c) or 3(d) hereof, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights, effect a repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards or effect cash buyouts of underwater Stock Options or Stock Appreciation Rights.
SECTION 3.STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)Stock Issuable. As of the Effective Date, the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 10,500,000 shares (the “Initial Limit”). The maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit. For purposes of the Initial Limit, the shares of Stock underlying any Awards under the Plan (including, for the avoidance of doubt,
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any Awards that were granted under the pre-existing version of the Plan prior to the Effective Date), that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. With respect to Stock Appreciation Rights under the Plan settled in shares of Stock, all of the shares of Stock covered by the portion of the Award that is exercised (that is, the shares of Stock actually issued pursuant to a Stock Appreciation Right, as well as the shares of Stock that represent payment of the exercise price) shall cease to be available for issuance under the Plan.  Shares of Stock used (i) to pay the exercise price or purchase of an Award under the Plan or (ii) to satisfy the tax withholding obligations related to an Award under the Plan shall not be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b)Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $750,000; provided, however, that the aggregate amount of compensation paid to any Non-Employee Director in the same calendar year period during their first year of service to the Company shall not exceed $1,000,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
(c)Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or
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proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(d)Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In the event of such termination, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights with time-based vesting, conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
SECTION 4.ELIGIBILITY
Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.
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SECTION 5.STOCK OPTIONS
(a)Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.
(c)Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d)Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e)Method of Exercise. Stock Options may be exercised, in whole or in part, by giving written or electronic notice of exercise to the Company specifying the number of shares of Stock to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:
(i)In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to
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restrictions under any Company plan or applicable laws. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price, subject to applicable law; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in their stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, subject to applicable law, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f)Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
SECTION 6.STOCK APPRECIATION RIGHTS
(a)Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation
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Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b)Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Stock on the date of grant.
(c)Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.
SECTION 7.RESTRICTED STOCK AWARDS
(a)Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
(b)Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that (i) dividends and other distributions payable with respect to Restricted Shares shall accrue and shall not be paid to the grantee until and to the extent the Restricted Shares vest, and (ii) if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, or as otherwise provided by the Company, if a grantee’s employment (or other service relationship)
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with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8.RESTRICTED STOCK UNITS
(a)Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
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(c)Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying their Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, or as otherwise provided by the Company, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 9.UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10.CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.
SECTION 11.PERFORMANCE SHARE AWARDS
(a)Nature of Performance Share Awards. The Administrator may grant Performance Share Awards under the Plan. A Performance Share Award is an Award entitling the grantee to receive shares of Stock upon the attainment of performance goals. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured and such other limitations and conditions as the Administrator shall determine.
(b)Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award
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only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).
(c)Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 17 below, in writing after the Award is issued, or as otherwise provided by the Company, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 12.DIVIDEND EQUIVALENT RIGHTS
(a)Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units or Performance Share Award shall provide that such Dividend Equivalent Right shall not be paid before the underlying shares subject to the Award vest and shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, or as otherwise provided by the Company, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 13.TRANSFERABILITY OF AWARDS
(a)Transferability. Except as provided in Section 13(b) below, during a grantee’s lifetime, their Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
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(b)Administrator Action. Notwithstanding Section 13(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer their Non-Qualified Stock Options to their immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)Family Member. For purposes of Section 13(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee of the grantee), a trust in which these persons (or the grantee) have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50% of the voting interests.
(d)Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
SECTION 14.TAX WITHHOLDING
(a)Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee and/or to direct that the proceeds from a sale of Stock on behalf of a grantee be paid over to the Company to satisfy any such tax withholding obligations. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)Payment in Stock. The Company may require to have the Company’s minimum required tax withholding obligation (or such greater amount as the Company may determine if such amount would not have adverse accounting consequences to the Company, as the Company determines in its sole discretion) satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the
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withholding amount due. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.
SECTION 15.SECTION 409A AWARDS
To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 16.TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.
(a)If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.
(b)For purposes of the Plan, and except as provided otherwise by the Company, the following events shall not be deemed a termination of employment:
(i)a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or
(ii)an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 17.AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent and such action shall be subject to Section 2(g) hereof. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, or to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders
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entitled to vote at a meeting of stockholders. Nothing in this Section 17 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).
SECTION 18.STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 19.GENERAL PROVISIONS
(a)No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
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(c)Stockholder Rights. Until Stock is deemed delivered in accordance with Section 19(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award. For purposes of clarification, dividends and other distributions payable with respect to shares of Stock subject to Awards shall not be paid before the underlying shares vest.
(d)Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment, or any other service provider the right to continued service, with the Company or any Subsidiary.
(e)Trading Policy Restrictions. Awards under the Plan, including option exercises, shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)Clawback Policy. Awards under the Plan shall be subject to any applicable clawback policy of the Company, as in effect from time to time.
SECTION 20.EFFECTIVE DATE OF PLAN
This Plan was approved by the Board as of the date set forth above. This Plan shall become effective upon its approval by the Company’s stockholders at the Company’s 2026 Annual Meeting of Stockholders (the “Effective Date”). Such stockholder approval will be obtained in the manner and to the degree required under applicable law. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.
SECTION 21.GOVERNING LAW
This Plan and all Awards and actions taken hereunder shall be governed by, and construed in accordance with, the laws of the State of California, applied without regard to conflict of law principles.
DATE AMENDMENT AND RESTATEMENT APPROVED BY BOARD OF DIRECTORS: APRIL 15, 2026
DATE APPROVED BY STOCKHOLDERS: JUNE 16, 2026

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INCENTIVE STOCK OPTION AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE TWILIO INC.
AMENDED AND RESTATED 2016 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:
Grant Date:
Vesting Commencement Date:
Expiration Date:
Pursuant to the Twilio Inc. Amended and Restated 2016 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Twilio Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.
1.Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates specified in the following schedule so long as the Optionee remains an employee or other service provider of the Company or a Subsidiary on such dates or except as otherwise determined by the Company in its sole discretion.
Vesting schedule:

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
2.Manner of Exercise.
(a)The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Company of their election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Company; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Company; or (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above; (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws; and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.
(b)The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Company with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Company as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
3.Termination of Service. If the Optionee’s employment or service relationship with the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.
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(a)Termination Due to Death. If the Optionee’s employment or service relationship terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Except as otherwise determined by the Company in its sole discretion, any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)Termination Due to Disability. If the Optionee’s employment or service relationship terminates by reason of the Optionee’s disability (as determined by the Company), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination of employment or service, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Except as otherwise determined by the Company in its sole discretion, any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.
(c)Termination for Cause. If the Optionee’s employment or service relationship terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other agreement between the Company and the Optionee, a determination by the Company that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of guilty or nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.
(d)Other Termination. If the Optionee’s employment or service relationship terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Company in its sole discretion, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Except as otherwise determined by the Company in its sole discretion, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.
The Company’s determination of the reason for termination of the Optionee’s employment or service shall be conclusive and binding on the Optionee and their representatives or legatees.
4.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
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5.Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6.Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with their own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within 30 days after such disposition.
7.Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Company for payment of any federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.
8.No Obligation to Continue Service. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment or service and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment or service of the Optionee at any time in accordance with applicable law.
9.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.Data Privacy Consent. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other Stock Option grant materials by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands and agrees that the Company may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social security number or other identification number, salary,
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nationality, job title, any shares of Stock or directorships held in the Company, details of all Stock Options or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
The Optionee understands that Data will be transferred to a stock plan service provider and other third parties as may be selected by the Company in the future to assist the Company with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the U.S. or elsewhere, and that the recipient’s country (e.g., the U.S.) may have different, including less stringent data privacy laws and protections, than the Optionee’s country. The Optionee understands that if they reside outside the U.S., they may request a list with the names and addresses of any potential recipients of the Data by contacting their local human resources representative. The Optionee authorizes the Company, its Subsidiaries and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that if they reside outside the U.S., they may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing their local human resources representative.
Further, the Optionee understands that they are providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke their consent, their career, employment or other service relationship with the Company will not be adversely affected; the only consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant the Optionee Stock Options or other equity awards or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing their consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that they may contact their local human resources representative.
Optionee acknowledges that the Company has engaged Charles Schwab & Co., Inc. and its affiliates to provide brokerage services in connection with the Plan (the “Third Parties”) to assist in the implementation, administration and management of the Plan, and the Third Parties, together with their successors and assigns, will receive, possess, use and transfer the Data as contemplated hereby. Optionee acknowledges that, from time to time, the Company may replace the Third Parties with alternative service providers and may add other third parties as service providers in connection with the Plan. Optionee further acknowledges that they will be asked to activate their account through Charles Schwab & Co., Inc. and their use of the brokerage services are subject to the Charles Schwab & Co., Inc. privacy statement
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located at https://www.schwab.com/public/schwab/nn/legal_compliance/privacy/online_privacy.
11.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
Twilio Inc.
By:    ___________________________________
Name:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.
Dated:    _____________________        ______________________________________
Optionee’s Signature

Optionee’s name:
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RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE TWILIO INC.
AMENDED AND RESTATED 2016 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:	________________
No. of Restricted Stock Units:	________________
Grant Date:	________________
Pursuant to the Twilio Inc. Amended and Restated 2016 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Twilio Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.001 per share (the “Stock”) of the Company.
1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Section 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.Vesting of Restricted Stock Units. The restrictions and conditions of Section 1 of this Agreement shall lapse in three annual installments, with the first installment vesting on the day prior to the next Annual Meeting of the Stockholders of the Company following the Grant Date and with the other two-thirds (2/3rds) vesting annually over the following two years following such initial vesting date.
The Administrator may at any time accelerate the vesting schedule specified in this Section 2. In the event of a Sale Event, the Restricted Stock Units shall become 100% vested.
3.Termination of Service. Unless the Board of Directors determines otherwise, and except as otherwise determined by the Company, if the Grantee’s service with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Section 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of their successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.
4.Issuance of Shares of Stock. As soon as practicable following the vesting date (but in no event later than two and one-half months after the end of the year in which the vesting date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Section 2 of this
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Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
7.No Rights to Continue Service as a Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Director.
8.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.Data Privacy Consent. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Restricted Stock Units grant materials by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands and agrees that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
The Grantee understands that Data will be transferred to a stock plan service provider and other third parties as may be selected by the Company in the future to assist the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the U.S. or elsewhere, and that the recipient’s country (e.g., the U.S.) may have different, including less stringent data privacy laws and protections, than the Grantee’s country. The Grantee understands that if they reside outside the U.S., they may request a list with the names and addresses of any potential recipients of the Data by contacting the Company. The Grantee authorizes the Company, its Subsidiaries and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement,
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administer and manage the Grantee’s participation in the Plan. The Grantee understands that if they reside outside the U.S., they may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Company in writing.
Further, the Grantee understands that they are providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke their consent, their service relationship with the Company will not be adversely affected; the only consequence of refusing or withdrawing the Grantee’s consent is that the Company would not be able to grant the Grantee Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing their consent may affect the Grantee’s ability to participate in the Plan. The Grantee understands that they may request additional information from the Company on the consequences of the Grantee’s refusal to consent or withdrawal of consent.
The Grantee acknowledges that the Company has engaged Charles Schwab & Co., Inc. and its affiliates to provide brokerage services in connection with the Plan (the “Third Parties”) to assist in the implementation, administration and management of the Plan, and the Third Parties, together with their successors and assigns, will receive, possess, use and transfer the Data as contemplated hereby. The Grantee acknowledges that, from time to time, the Company may replace the Third Parties with alternative service providers and may add other third parties as service providers in connection with the Plan. The Grantee further acknowledges that they will be asked to activate their account through Charles Schwab & Co., Inc. and their use of the brokerage services are subject to the Charles Schwab & Co., Inc. privacy statement located at https://www.schwab.com/public/schwab/nn/legal_compliance/privacy/online_privacy.
10.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
Twilio Inc.

By:    ___________________________________
Name:
Title:

    3

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.
Dated:    ____________________________    ______________________________________
Grantee’s Signature

Grantee’s name and address:
_______________________________________
_______________________________________
_______________________________________
    4

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE TWILIO INC.
AMENDED AND RESTATED 2016 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:	________________
No. of Restricted Stock Units:	________________
Grant Date:	________________
Pursuant to the Twilio Inc. Amended and Restated 2016 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Twilio Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.001 per share (the “Stock”) of the Company.
1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Section 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.Vesting of Restricted Stock Units. The Award will be vested upon grant.
3.Termination of Service. Unless the Board of Directors determines otherwise, and except as otherwise determined by the Company, if the Grantee’s service with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Section 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of their successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.
4.Issuance of Shares of Stock. As soon as practicable following each vesting date (but in no event later than two and one-half months after the end of the year in which the vesting date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the number of Restricted Stock Units that have vested pursuant to Section 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
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6.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
7.No Rights to Continue Service as a Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Director.
8.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.Data Privacy Consent. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Restricted Stock Units grant materials by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands and agrees that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
The Grantee understands that Data will be transferred to a stock plan service provider and other third parties as may be selected by the Company in the future to assist the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the U.S. or elsewhere, and that the recipient’s country (e.g., the U.S.) may have different, including less stringent data privacy laws and protections, than the Grantee’s country. The Grantee understands that if they reside outside the U.S., they may request a list with the names and addresses of any potential recipients of the Data by contacting the Company. The Grantee authorizes the Company, its Subsidiaries and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that if they reside outside the U.S., they may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Company in writing.
Further, the Grantee understands that they are providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke their consent, their service relationship with the Company will not be adversely affected; the
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only consequence of refusing or withdrawing the Grantee’s consent is that the Company would not be able to grant the Grantee Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing their consent may affect the Grantee’s ability to participate in the Plan. The Grantee understands that they may request additional information from the Company on the consequences of the Grantee’s refusal to consent or withdrawal of consent.
The Grantee acknowledges that the Company has engaged Charles Schwab & Co., Inc. and its affiliates to provide brokerage services in connection with the Plan (the “Third Parties”) to assist in the implementation, administration and management of the Plan, and the Third Parties, together with their successors and assigns, will receive, possess, use and transfer the Data as contemplated hereby. The Grantee acknowledges that, from time to time, the Company may replace the Third Parties with alternative service providers and may add other third parties as service providers in connection with the Plan. The Grantee further acknowledges that they will be asked to activate their account through Charles Schwab & Co., Inc. and their use of the brokerage services are subject to the Charles Schwab & Co., Inc. privacy statement located at https://www.schwab.com/public/schwab/nn/legal_compliance/privacy/online_privacy.
10.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
Twilio Inc.

By:    ___________________________________
Name:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.
Dated:    __________________________    ______________________________________
Grantee’s Signature
Grantee’s name and address:
_______________________________________
_______________________________________
_______________________________________
3

NON-QUALIFIED STOCK OPTION AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE TWILIO INC.
AMENDED AND RESTATED 2016 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:
Grant Date:
Vesting Commencement Date:
Expiration Date:
Pursuant to the Twilio Inc. Amended and Restated 2016 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Twilio Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.
1Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates specified in the following schedule so long as the Optionee remains an employee or other service provider of the Company or a Subsidiary on such dates or except as otherwise determined by the Company in its sole discretion.
Vesting schedule:

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
2Manner of Exercise.

(a)The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Company of their election to purchase some or all of the Option

Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Company; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Company; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above; (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws; and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.
(b)The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Company with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Company as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3Termination of Service. If the Optionee’s employment or service relationship with the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a)Termination Due to Death. If the Optionee’s employment or service relationship terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Except as otherwise determined by the Company in its sole discretion, any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)Termination Due to Disability. If the Optionee’s employment or service relationship terminates by reason of the Optionee’s disability (as determined by the Company), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination of employment or service, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Except as otherwise determined by the Company in its sole discretion, any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c)Termination for Cause. If the Optionee’s employment or service relationship terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other agreement between the Company and the Optionee, a determination by the Company that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of guilty or nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d)Other Termination. If the Optionee’s employment or service relationship terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Company in its sole discretion, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Except as otherwise determined by the Company in its sole discretion, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.
The Company’s determination of the reason for termination of the Optionee’s employment or service shall be conclusive and binding on the Optionee and their representatives or legatees.

4Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Company for payment of any federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

7No Obligation to Continue Service. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment or service and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment or service of the Optionee at any time in accordance with applicable law.

8Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9Data Privacy Consent. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other Stock Option grant materials by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands and agrees that the Company may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Stock Options or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
The Optionee understands that Data will be transferred to a stock plan service provider and other third parties as may be selected by the Company in the future to assist the Company with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the U.S. or elsewhere, and that the recipient’s country (e.g., the U.S.) may have different, including less stringent data privacy laws and protections, than the Optionee’s country. The Optionee understands that if they reside outside the U.S., they may request a list with the names and addresses of any potential recipients of the Data by contacting their local human resources representative. The Optionee authorizes the Company, its Subsidiaries and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that if they reside outside the U.S., they may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing their local human resources representative.
Further, the Optionee understands that they are providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke their consent, their career, employment or other service relationship with the Company will not be adversely affected; the only consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant the Optionee Stock Options or other equity awards or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing their consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that they may contact their local human resources representative.
Optionee acknowledges that the Company has engaged Charles Schwab & Co., Inc. and its affiliates to provide brokerage services in connection with the Plan (the “Third Parties”) to assist in the implementation, administration and management of the Plan, and the Third Parties, together with their successors and assigns, will receive, possess, use and transfer the Data as contemplated hereby. Optionee acknowledges that, from time to time, the Company may replace the Third Parties with alternative service providers and may add other third parties as service providers in connection with the Plan. Optionee further acknowledges that they will be asked to activate their account through Charles Schwab & Co., Inc. and their use of the brokerage services are subject to the Charles Schwab & Co., Inc. privacy statement located at https://www.schwab.com/public/schwab/nn/legal_compliance/privacy/online_privacy.
10Country-Specific Appendix. Notwithstanding any provisions in this Agreement, the Stock Option shall be subject to any special terms and conditions and notifications set forth in any appendix to this Agreement for the Optionee’s country (the “Appendix”). Moreover, if the Optionee relocates to one of the countries included in the Appendix, the special terms and conditions and notifications for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions and notifications is necessary or advisable for legal or administrative reasons. This Agreement and the Appendix thereto are referred to jointly as this Agreement.

11Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
Twilio Inc.
By:

_______________________________________

Name:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.
Dated:    _________________________    ______________________________________
Optionee’s Signature

Optionee’s name:

TWILIO INC.

AMENDED AND RESTATED 2016 STOCK OPTION AND INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

APPENDIX

PROVISIONS FOR NON-U.S. OPTIONEES

This Appendix includes (i) additional terms and conditions applicable to any Optionee providing services to the Company or a Subsidiary outside the United States, and (ii) additional terms applicable to Optionees providing services to the Company or a Subsidiary in the countries identified below. These terms and conditions are in addition to those set forth in the Agreement and to the extent there are any inconsistencies between these terms and conditions and those set forth in the Agreement, these terms and conditions shall prevail. Any capitalized term used in this Appendix without definition shall have the meaning ascribed to such term in the Plan or the Agreement, as applicable.
The Optionee understands that this Appendix includes additional terms and conditions that govern the Stock Option if they work in one of the countries listed below. If the Optionee is a citizen or resident of a country other than the one in which they are currently working (or if the Optionee is considered as such for local law purposes) or if the Optionee transfers employment to another country after receiving a Stock Option, the Optionee acknowledges and agrees that the Company will, in its discretion, determine the extent to which the terms and conditions herein will be applicable to the Optionee.

This Appendix also includes notifications that contain information regarding securities laws, exchange controls and certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of May 2019. Such laws are often complex and change frequently. As a result, the Company recommends that the Optionee not rely on the information in this Appendix as the only source of information relating to the consequences of the Optionee’s participation in the Plan because the information included herein may be out of date at the time that the Stock Option is exercised and shares of Stock are issued to the Optionee or the Optionee subsequently sells such shares.

In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation and the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee is advised to seek appropriate professional advice as to how the relevant laws in their country may apply to their particular situation.

Finally, if the Optionee is a citizen or resident of a country other than the one in which they are currently working (or if they are considered as such for local law purposes) or if they move to another country after all or any portion of the Stock Option has been granted under the Plan, the information contained herein may not be applicable to the Optionee in the same manner.

The Optionee is advised to seek appropriate professional advice as to how the relevant exchange control and tax laws in their country may apply to their individual situation.
I.    ADDITIONAL GLOBAL PROVISIONS APPLICABLE TO OPTIONEES IN ALL COUNTRIES OTHER THAN THE UNITED STATES

1.Foreign Exchange Considerations. The Optionee understands and agrees that neither the Company nor any Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. dollar that may affect the value of the Stock Option granted to the Optionee under the Plan, or of any amounts due to the Optionee under the Plan or as a result of the subsequent sale of any shares of Stock acquired under the Plan. The Optionee agrees and acknowledges that they will bear any and all risk associated with the exchange or fluctuation of currency associated with their participation in the Plan. The Optionee acknowledges and agrees that the Optionee may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. The Optionee is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Stock Option and the Optionee’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
2.Tax Withholding Considerations. The Optionee acknowledges and agrees that, regardless of any action taken by the Company, any parent, Subsidiary or affiliate, with respect to any or all income tax, social security, social insurances, national insurance contributions, social insurance contributions, payroll tax, fringe benefit, or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee including, without limitation, in connection with the grant of the Stock Option, the acquisition or sale of Stock acquired under the Plan and/or the receipt of any dividends on such Stock (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company, or any parent, Subsidiary or affiliate. Furthermore, the Optionee acknowledges that the Company and/or any parent, Subsidiary or affiliate (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock Option or other benefits under the Plan and (b) do not commit to and are under no obligation to structure the terms of the Stock Option, other benefits or any aspect of the Optionee’s participation in the Plan to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee becomes subject to tax in more than one jurisdiction, or changes their jurisdiction of primary residence or service between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or any parent, Subsidiary or affiliate (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to exercising the Stock Option under the Plan or any other relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items. In this regard, the

Optionee authorizes the Company and/or any parent, Subsidiary or affiliate, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (I) withholding from the Optionee’s wages or other compensation paid to the Optionee or (II) withholding from proceeds of the sale of the Stock acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization). Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering maximum applicable withholding rates, in which case the Optionee will receive a refund of any over-withheld amount in cash and will have no entitlement to the Stock equivalent. Finally, the Optionee agrees to pay to the Company or any applicable parent, Subsidiary or affiliate any amount of Tax-Related Items that the Company or any parent, Subsidiary or affiliate may be required to withhold as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Stock or the proceeds of the sale of Stock if the Optionee fails to comply with the Optionee’s obligations in connection with the Tax-Related Items.
3.Additional Acknowledgements. By accepting the Option, the Optionee acknowledges, understands and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent provided for in the Plan;
(b)all decisions with respect to future grants of options under the Plan, if applicable, will be at the sole discretion of the Company;
(c)the grant of the Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
(d)the Optionee is voluntarily participating in the Plan;
(e)the Stock Option granted under the Plan and the income and value of same, are not intended to replace any pension rights or compensation;
(f)the Stock Option is granted under the Plan, and the income and value of same, are not part of the Optionee’s normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
(g)the future value of the Stock Option granted under the Plan is unknown, indeterminable and cannot be predicted with certainty, and may be greater or less than the Option Exercise Price, the value on the date hereof and/or the relevant vesting/exercise dates;
(h)if the underlying shares do not increase in value, the Stock Option will have no value;

(i)no claim or entitlement to compensation or damages shall arise from the forfeiture of all or any portion of the Stock Option granted to the Optionee under the Plan as a result of the termination of the Optionee’s status as an eligible participant in the Plan (for any reason whatsoever, and whether or not later found to be invalid or in breach of applicable laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement or service contract, if any) and, in consideration of the grant of the Stock Option under the Plan to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees (I) never to institute such a claim against the Company or any parent, Subsidiary or affiliate of the Company, (II) to waive the Optionee’s ability, if any, to bring such claim, and (III) to release the Company or any parent, Subsidiary or affiliate of the Company from any such claim that may arise; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, the Optionee shall be deemed irrevocably to have agreed to not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;
(j)in the event of the termination of the Optionee’s status as an eligible participant in the Plan (for any reason whatsoever, whether or not later found to be invalid or in breach of applicable laws in the jurisdiction where the Optionee is employed or provides service or the terms of the Optionee’s employment agreement or service contract, if any), and unless otherwise determined by the Company in its sole discretion, the Optionee’s right to participate in the Plan and all or any portion of the Stock Option granted to the Optionee under the Plan, if any, will terminate effective as of the date that the Optionee is no longer actively employed by the Company or any parent, Subsidiary or affiliate of the Company, and, in any event, will not be extended by any notice period mandated under applicable laws in the jurisdiction in which the Optionee is employed or the terms of the Optionee’s employment agreement or service contract, if any (e.g., unless otherwise determined by the Company, active employment would not include a period of “garden leave” or similar period pursuant to applicable laws in the jurisdiction in which the Optionee is employed or the terms of the Optionee’s employment agreement or service contract, if any); the Company shall have the exclusive discretion to determine when the Optionee is no longer actively employed for purposes of the Optionee’s participation in the Plan (including whether the Optionee may still be considered to be actively employed while on a leave of absence); and
(k)in the event the Optionee is not an employee of the Company, the Optionee understands and agrees that neither the offer to participate in the Plan, nor the Optionee’s participation in the Plan, will be interpreted to form an employment contract or relationship with the Company, and furthermore, nothing in the Plan, this Agreement nor the Optionee’s participation in the Plan will be interpreted to form an employment contract with the Company.
4.Data Privacy Consent. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other Stock Option grant materials by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands and agrees that the Company may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Stock Options or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
The Optionee understands that Data will be transferred to a stock plan service provider and other third parties as may be selected by the Company in the future to assist the Company with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the U.S. or elsewhere, and that the recipient’s country (e.g., the U.S.) may have different, including less stringent data privacy laws and protections, than the Optionee’s country. The Optionee understands that if they reside outside the U.S., they may request a list with the names and addresses of any potential recipients of the Data by contacting their local human resources representative. The Optionee authorizes the Company, its Subsidiaries and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that if they reside outside the U.S., they may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing their local human resources representative.
Further, the Optionee understands that they are providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke their consent, their career, employment or other service relationship with the Company will not be adversely affected; the only consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant the Optionee Stock Options or other equity awards or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing their consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that they may contact their local human resources representative.
Optionee acknowledges that the Company has engaged Charles Schwab & Co., Inc. and its affiliates to provide brokerage services in connection with the Plan (the “Third Parties”) to assist in the implementation, administration and management of the Plan, and the Third Parties, together with their successors and assigns, will receive, possess, use and transfer the Data as contemplated hereby. Optionee acknowledges that, from time to time, the Company may replace the Third Parties with alternative service providers and may add other third parties as service providers in connection with the Plan. Optionee further acknowledges that they will be asked to activate their account through Charles Schwab & Co., Inc. and their use of the brokerage services are subject to the Charles Schwab & Co., Inc. privacy statement located at https://www.schwab.com/public/schwab/nn/legal_compliance/privacy/online_privacy.
5.Translated Documents. If the Optionee received this Agreement or any other document related to the Plan translated into a language other than English, the Optionee understands that such translated documents were provided for convenience only, and that if the meaning of the translated version is different than the English version, the English version will control, subject to applicable laws.

6.Insider Trading Restrictions/Market Abuse Laws. The Optionee acknowledges that depending on their country, the Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect their ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of shares of Stock or rights to the shares of Stock, or rights linked to the value of shares of Stock during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or the Optionee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by the Optionee before possessing the inside information. Furthermore, the Optionee may be prohibited from (i) disclosing inside information to any third party, including fellow employees, Consultants and other service providers (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is the Optionee’s responsibility to comply with any applicable restrictions, and the Optionee is advised to speak to their personal advisor on this matter.

7.Foreign Asset/Account Reporting Requirements. The Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect the Optionee’s ability to acquire or hold shares of Stock acquired under the Plan or cash received from participating in the Plan in a brokerage account outside their country. The Optionee may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is the Optionee’s responsibility to be compliant with such regulations and the Optionee should speak with their personal advisor on this matter.

COUNTRY SPECIFIC PROVISIONS APPLICABLE TO OPTIONEES WHO PROVIDE SERVICES IN THE IDENTIFIED COUNTRIES

ESTONIA

Terms and Conditions

Fringe Benefit Tax

In the event that the Stock Option is exercised prior to third anniversary of the Grant Date, the Optionee agrees to a reduction in the number of shares of Stock otherwise issuable to them upon exercise of the Stock Option in an amount determined by the Administrator to be appropriate to offset half of the additional tax cost to the Optionee’s actual employer resulting from the imposition of the employer fringe benefit tax on the Stock Option as a result of exercising before the third anniversary of the Grant Date. The Optionee further agrees to any other reasonable method adopted by the Administrator to recoup from the Stock Option this additional tax cost. In other words, the Optionee will be expected to reimburse 50% of the total fringe benefit tax cost. The Optionee agrees to execute any other consents, elections or other documents to accomplish the foregoing, promptly upon request by the Administrator.

Language Consent

By accepting the grant of the Stock Option, the Optionee confirms having read and understood the documents related to the grant (including the Plan, the Agreement, and the Supplement for Employees in Estonia), which were provided in the English language, and that the Optionee does not need the translation thereof into the Estonian language. The Optionee accepts the terms of those documents accordingly.

Võttes vastu Piiratud Aktsiaühikute (Stock Option) pakkumise, kinnitab Saaja, et ta on ingliskeelsena esitatud pakkumisega seotud dokumendid (sh Programm, Piiratud Aktsiaühikute Leping, Eesti Töötajate Lisa) läbi lugenud ja nendest aru saanud ning et ta ei vaja nende tõlkimist eesti keelde. Sellest tulenevalt Saaja nõustub viidatud dokumentide tingimustega

IRELAND

Notifications

Director Reporting Obligation

If the Optionee is a director, shadow director or secretary of a Subsidiary in Ireland, the Optionee must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., Stock Option, shares of Stock), or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of the Optionee’s spouse or children under the age of 18 (whose interests will be attributed to the Optionee if the Optionee is a director, shadow director or secretary).

SINGAPORE

Terms and Conditions

Securities

The award of the Stock Option is being made in reliance of section 273(1)(f) of the Securities and Futures Act (Cap. 289) (“SFA”) for which it is exempt from the prospectus and registration requirements under the SFA. The Optionee understands that the shares of Stock have not been registered with the SFA.  Unless the Optionee sells any shares of Stock the Optionee acquires pursuant to the Plan via a public exchange outside of Singapore (e.g., NYSE), the Optionee agrees that they shall not, within six months of their acquisition of any shares of Stock, sell, transfer, gift, hypothecate or otherwise transfer such Stock within Singapore except as expressly approved by the Company in writing.  The Company believes that a typical sale through a U.S. brokerage firm would not require the Company's consent under these rules.

Director Notification Obligation

If the Optionee is a director, shadow director, or holds any similar position of a Singapore-incorporated company (each a “Singapore company”) (e.g., the Company, any Singapore Subsidiary or Singapore Affiliate), the Optionee is subject to certain notification requirements under section 164 of the Singapore Companies Act to enable the Singapore company to comply with its obligations to maintain a register of director’s shareholdings (“Register”).  Among these requirements is an obligation to notify the Singapore company in writing of:

(a)shares in, debentures of, or participatory interests made available by, the Singapore company or its related corporation which are held by the Optionee;
(b)any interest that the Optionee has in shares in, debentures of, or participatory interests made available by, the Singapore company or its related corporation, and the nature and extent of that interest under Section 7 of the Singapore Companies Act (which provides for the circumstances under which a deemed interest in shares may arise);
(c)rights or options that the Optionee has in respect of the acquisition or disposal of shares in the Singapore company or its related corporation; and
(d)contracts to which the Optionee is a party or under which the Optionee is entitled to a benefit, being contracts under which a person has a right to call for or to make delivery of shares in the Singapore company or its related corporation.

The Optionee must notify the Singapore company in writing when there is any change in the particulars of the Optionee’s interests as mentioned above (including when the Optionee sells shares of Stock issued from the Plan).

The Optionee is deemed to hold or have an interest or a right in or over any shares or debentures, if:

(a)The Optionee’s spouse (not being himself or herself a director or chief executive officer) holds or has an interest or a right in or over such shares or debentures; or
(b)The Optionee’s child of less than 18 years of age, including stepson, stepdaughter, adopted son or adopted daughter (not being himself or herself a director or chief executive officer) holds or has an interest in such shares or debentures.

In addition, any contract, assignment or right of subscription shall be deemed to have been entered into or exercised or made by, or a grant shall be deemed as having been made to, the Optionee if any contract, assignment or right of subscription is entered into, exercised or made by, or a grant is made to, members of the Optionee’s family as aforesaid (not being himself or herself a director or chief executive officer).

Particulars of the Optionee’s interests as mentioned above must be given within two business days after (i) the date on which the Optionee became a director of the Singapore company, or (ii) the date on which the Optionee became a registered holder of or acquired an interest as mentioned above, whichever last occurs. Particulars of any change in the Optionee’s interests must also be given within two business days of the change.

Insider-Trading Notification. The Optionee should be aware of the Singapore insider-trading rules, which may impact their acquisition or disposal of Stock Options or rights to shares under the Plan. Under the Singapore insider-trading rules, the Optionee is prohibited from selling shares when they possess information, not generally available, which the Optionee knows or should know will have a material effect on the price of the shares once such information is generally available.

UNITED KINGDOM

Terms and Conditions

Tax Obligations

The following provision supplements Section I.2 of this Appendix: Tax-Related Items shall include primary and to the extent legally possible secondary class 1 National Insurance Contributions. The Optionee agrees that the Company or the Optionee’s employer may calculate the Tax-Related Items to be withheld and accounted for by reference to the maximum applicable rates, without prejudice to any right the Optionee may have to recover any overpayment from relevant U.K. tax authorities. The Optionee understands and agrees that if payment or withholding of any income tax liability arising in connection with the Optionee’s participation in the Plan is not made by the Optionee to their employer within ninety days of the end of the tax year of the event giving rise to such income tax liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), that the amount of any uncollected income tax will constitute a loan owed by the Optionee to their employer, effective on the Due Date. The Optionee understands and agrees that the loan will bear interest at the then-current official rate of His Majesty’s Revenue and Customs, it will be immediately due and repayable by the Optionee, and the Company and/or the Optionee’s employer may recover it at any time thereafter by any of the means referred to in the Plan and/or this Agreement.

Notwithstanding the foregoing, the Optionee understands and agrees that if they are a director or an executive officer of the Company (within the meaning of such terms for purposes of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), they will not be eligible for such a loan to cover the income tax liability. The Optionee further understands that, in the event that is the Optionee is such a director or executive officer and the income tax is not collected from or paid by the Optionee by the Due Date, the amount of any uncollected income tax will constitute an additional benefit to the Optionee on which additional income tax and National Insurance Contributions will be payable. The Optionee understands and agrees that they are responsible for reporting and paying any income tax due on this additional benefit directly to His Majesty’s Revenue and Customs under the self-assessment regime and for reimbursing the Company or the Optionee’s employer (as appropriate) for the value of any primary and (to the extent legally possible) secondary class 1 National Insurance Contributions due on this additional benefit which the Company or the Optionee’s employer may recover from the Optionee by any of the means referred to in the Plan and/or this Agreement.

At the discretion of the Company, the Stock Option cannot be settled until the Optionee has entered into an election with the Company (or the Employer) (as appropriate) in a form approved by the Company and His Majesty’s Revenue & Customs (a “Joint Election”) under which any liability of the Company and/or the Employer for employer’s national insurance contributions arising in respect of the granting, exercising, settlement of or other dealing in the Stock Option, or the acquisition of Stock on the settlement of the Stock Option, is transferred to and met by the Optionee.

RESTRICTED STOCK UNIT AWARD AGREEMENT (DEFERRED)
FOR NON-EMPLOYEE DIRECTORS
UNDER THE TWILIO INC.
AMENDED AND RESTATED 2016 STOCK OPTION AND INCENTIVE PLAN
Name of Grantee:    ______________________________________
No. of Restricted Stock Units:    ______________________________________
Grant Date:    ______________________________________
Pursuant to the Twilio Inc. Amended and Restated 2016 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Twilio Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.001 per share (the “Stock”) of the Company. Reference is also made to the Rules and Conditions for the Twilio Inc. Non-Employee Directors’ Deferred Compensation Program (the “Program”) and the Grantee’s deferral election thereunder.
1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Section 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan, this Agreement, and the Program.
2.Vesting of Restricted Stock Units. The Award will be vested upon grant.
3.Termination of Service. Unless the Board of Directors determines otherwise, and except as otherwise determined by the Company, if the Grantee’s service with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Section 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of their successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.
4.Issuance of Shares of Stock. The Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Section 2 of this Agreement on such date as specified in the Program in accordance with the terms and conditions of the Program and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.Incorporation of Plan and Program. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan and the Program, including the powers of the Administrator set forth in Section 2(b) of the
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Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan and the Program, unless a different meaning is specified herein.
6.Section 409A of the Code. This Agreement is intended to be a compliant deferred compensation plan under Section 409A and shall be administered and interpreted in accordance with the requirements of Section 409A. If the Grantee is a specified employee (as defined in Section 409A of the Code) at the time of their separation from service and the Restricted Stock Units are settled on account of such separation from service, then the settlement shall be delayed for six months or until the Grantee’s death, if earlier, to the extent required to avoid adverse taxation under Section 409A of the Code.
7.No Rights to Continue Service as a Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Director.
8.Integration. This Agreement and the Program (including any elections thereunder) constitute the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.Data Privacy Consent. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Restricted Stock Units grant materials by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands and agrees that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
The Grantee understands that Data will be transferred to a stock plan service provider and other third parties as may be selected by the Company in the future to assist the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the U.S. or elsewhere, and that the recipient’s country (e.g., the U.S.) may have different, including less stringent data privacy laws and protections, than the Grantee’s country. The Grantee understands that if they reside outside the U.S., they may request a list with the names and addresses of any potential recipients of the Data by contacting the Company. The Grantee authorizes the Company, its Subsidiaries and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that
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if they reside outside the U.S., they may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Company in writing.
Further, the Grantee understands that they are providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke their consent, their service relationship with the Company will not be adversely affected; the only consequence of refusing or withdrawing the Grantee’s consent is that the Company would not be able to grant the Grantee Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing their consent may affect the Grantee’s ability to participate in the Plan. The Grantee understands that they may request additional information from the Company on the consequences of the Grantee’s refusal to consent or withdrawal of consent.
The Grantee acknowledges that the Company has engaged Charles Schwab & Co., Inc. and its affiliates to provide brokerage services in connection with the Plan (the “Third Parties”) to assist in the implementation, administration and management of the Plan, and the Third Parties, together with their successors and assigns, will receive, possess, use and transfer the Data as contemplated hereby. The Grantee acknowledges that, from time to time, the Company may replace the Third Parties with alternative service providers and may add other third parties as service providers in connection with the Plan. The Grantee further acknowledges that they will be asked to activate their account through Charles Schwab & Co., Inc. and their use of the brokerage services are subject to the Charles Schwab & Co., Inc. privacy statement located at https://www.schwab.com/public/schwab/nn/legal_compliance/privacy/online_privacy.
10.Country-Specific Appendix. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any special terms and conditions and notifications set forth in any appendix to this Agreement for the Grantee’s country (the “Appendix”). Moreover, if the Grantee relocates to one of the countries included in the Appendix, the special terms and conditions and notifications for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions and notifications is necessary or advisable for legal or administrative reasons. This Agreement and the Appendix thereto are referred to jointly as this Agreement.
11.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file
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with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
Twilio Inc.
By:     ___________________________________
Name:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.
Dated:    ____________________________    ______________________________________
Grantee’s Signature

Grantee’s name and address:
_______________________________________
_______________________________________
_______________________________________

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TWILIO INC.

AMENDED AND RESTATED 2016 STOCK OPTION AND INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT
APPENDIX
PROVISIONS FOR NON-U.S. NON-EMPLOYEE DIRECTORS
This Appendix includes (i) additional terms and conditions applicable to any Grantee providing services to the Company or a Subsidiary outside the United States, and (ii) additional terms applicable to Grantees providing services to the Company or a Subsidiary in the countries identified below. These terms and conditions are in addition to those set forth in the Agreement and to the extent there are any inconsistencies between these terms and conditions and those set forth in the Agreement, these terms and conditions shall prevail. Any capitalized term used in this Appendix without definition shall have the meaning ascribed to such term in the Plan or the Agreement, as applicable.
Grantee understands that this Appendix includes additional terms and conditions that govern the Award granted to them under the Plan if they work in one of the countries listed below. If Grantee is a citizen or resident of a country other than the one in which they are currently providing services (or if Grantee is considered as such for local law purposes) or if the Grantee transfers to another country after receiving an Award in the Plan, the Grantee acknowledges and agrees that the Company will, in its discretion, determine the extent to which the terms and conditions herein will be applicable to Grantee.
This Appendix also includes notifications that contain information regarding securities laws, exchange controls and certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of October 2025. Such laws are often complex and change frequently. As a result, the Company recommends that the Grantee not rely on the information in this Appendix as the only source of information relating to the consequences of the Grantee’s participation in the Plan because the information included herein may be out of date at the time that shares of Stock under the Plan are issued to the Grantee or Grantee subsequently sells such shares.
In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in their country may apply to their particular situation.
Finally, if the Grantee is a citizen or resident of a country other than the one in which they are currently working (or if they are considered as such for local law purposes) or if they move to another country after all or any portion of the Award has been granted under the Plan, the information contained herein may not be applicable to the Grantee in the same manner.
Grantee is advised to seek appropriate professional advice as to how the relevant exchange control and tax laws in their country may apply to their individual situation.
I.     ADDITIONAL GLOBAL PROVISIONS APPLICABLE TO GRANTEES IN ALL COUNTRIES OTHER THAN THE UNITED STATES
1.     Tax-Related Items. The Grantee acknowledges and agrees that the ultimate liability for any and all taxes due in connection with their participation in the Plan and legally applicable to them is and remains the Grantee’s responsibility.
2.     Translated Documents. If Grantee received this Agreement or any other document related to the Plan translated into a language other than English, Grantee understands that such translated documents were provided for convenience only, and that if the meaning of the translated version is different than the English version, the English version will control.
3.     Company Discretion and Nature of Plan Participation. In accepting the Restricted Stock Units, the Grantee acknowledges, understands and agrees as follows:
(a)     the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent provided for in the Plan;
(b)     the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(c)     all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;
(d)     the Grantee is voluntarily participating in the Plan;
(e)     unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company.

II.     COUNTRY SPECIFIC PROVISIONS APPLICABLE TO GRANTEES WHO PROVIDE SERVICES IN THE IDENTIFIED COUNTRIES

JAPAN
Notifications
Exchange Control Information
If the Grantee acquires shares of Stock with a value in excess of JPY 100 million in a single transaction (e.g., on a vesting date), the Grantee must file an ex post facto “Report Concerning Acquisition of Shares” with the Japanese Ministry of Finance through the Bank of Japan within 20 days of acquiring the shares. This form may be acquired at the Bank of Japan. The Grantee should verify the limits and reporting requirements as these rules can change. The Grantee is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Award and Grantee’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
Foreign Asset/Account Reporting Information
The Grantee is required to report details of any assets, including shares of Stock held outside Japan as of December 31, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report is due on or before March 15 each year. The Grantee is responsible for complying with this reporting obligation and should confer with their personal tax advisor in this regard.
Insider Trading Restrictions/Market Abuse Laws
The Grantee acknowledges that they may be subject to insider trading restrictions and/or market abuse laws in Japan, which may affect their ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of shares of Stock or rights to the shares of Stock, or rights linked to the value of shares of Stock during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by local laws and/or regulations). Any such restrictions are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is the Grantee’s responsibility to comply with applicable restrictions, and the Grantee is advised to speak to their personal advisor on this matter.

For use in Australia, Brazil, Canada, Colombia, Estonia, Germany, Hong Kong, India, Ireland, Japan, Mexico, Poland, Singapore, Spain, Sweden, United States and United Kingdom
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE TWILIO INC.
AMENDED AND RESTATED 2016 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:
No. of Restricted Stock Units:
Grant Date:
Vesting Commencement Date:
Pursuant to the Twilio Inc. Amended and Restated 2016 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Twilio Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.001 per share (the “Stock”) of the Company.
1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Section 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.Vesting of Restricted Stock Units. The restrictions and conditions of Section 1 of this Agreement shall lapse on the vesting dates specified in the following schedule so long as the Grantee remains an employee or other service provider of the Company or a Subsidiary on such dates, unless otherwise provided in the schedule below or except as otherwise determined by the Company in its sole discretion.
Vesting schedule:

Vesting of the Restricted Stock Units is subject to the Grantee’s continued employment or service relationship with the Company or a Subsidiary through each applicable vesting date. The Administrator may at any time accelerate the vesting schedule specified in this Section 2.
3.Termination of Service. Subject to the vesting schedule in Section 2 above, and except as otherwise determined by the Company in its sole discretion, if the Grantee’s employment or service relationship with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Section 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of their successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.
4.Issuance of Shares of Stock. As soon as practicable following each vesting date (but in no event later than two and one-half months after the end of the year in which the vesting date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the number of Restricted Stock Units that have vested pursuant to Section 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.Tax Withholding. The Grantee shall, not later than the date as of which the Restricted Stock Units become taxable, pay to the Company or make arrangements satisfactory to the Company for payment of any federal, state, and local taxes and/or social insurance contributions, income tax, social security, national insurance contributions, payroll tax, fringe benefit, or other tax-related items related to their participation in the Plan and legally applicable to them that are required by law to be withheld on account of such taxable event (“Tax-Related Items”). Grantee acknowledges and agrees that, regardless of any action taken by the Company or any Subsidiary with respect to any or all Tax-Related Items, the ultimate liability for all Tax-Related Items is and remains Grantee’s responsibility and may exceed the amount actually withheld by the Company or any Subsidiary. Furthermore, Grantee acknowledges that the Company and/or Subsidiary (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units or other benefits under the Plan, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of shares acquired pursuant to such issuance, and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant of Restricted Stock Units, other benefits or any aspect of their participation in the Plan to reduce or eliminate their liability for Tax-Related Items or achieve any particular tax result. Further, if Grantee becomes subject to tax in more than one jurisdiction or changes their jurisdiction of primary residence, employment or service between the date the Restricted Stock Units are granted and the date of any relevant taxable or tax withholding event, as applicable, Grantee acknowledges that the Company and/or a Subsidiary (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to the issuance of Stock under the Plan or any other relevant taxable or tax withholding event, as applicable, Grantee agrees to make adequate arrangements satisfactory to the Company and/or any Subsidiary to satisfy all Tax-Related Items. In this regard, Grantee authorizes the Company and/or any non-Subsidiary, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (I) withholding from Grantee’s wages or other compensation paid to them or (II) withholding from proceeds of the sale of the shares of Stock purchased under the Plan either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization). Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable maximum applicable withholding rates, in which case Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the Stock equivalent. The Grantee shall not make any claim against the Company or its Board, officers or employees related to Tax-Related Items arising from the Restricted Stock Units or the Grantee’s other compensation. Finally, Grantee agrees to pay to the Company or applicable Subsidiary any amount of Tax-Related Items that the Company or Subsidiary may be required to withhold as a result of Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue shares of Stock under the Plan on Grantee’s behalf and/or refuse to issue or deliver the shares or the proceeds of the sale of shares if Grantee fails to comply with their obligations in connection with the Tax-Related Items.
7.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
8.Service Terms and Acknowledgments. In accepting the Restricted Stock Units, the Grantee acknowledges, understands and agrees as follows:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent provided for in the Plan;
(b)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(c)all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;
(d)the Grantee is voluntarily participating in the Plan;
(e)the Restricted Stock Units and any shares of Stock acquired under the Plan are not intended to replace any pension rights or compensation;
(f)the Restricted Stock Units and any shares of Stock acquired under the Plan, and the income and value of same, are not considered part of the Grantee’s salary nor part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments;
(g)the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(h)if the Grantee acquires shares of Stock, the value of such shares may increase or decrease in value;
(i)the Company shall have the exclusive discretion to determine the date the Grantee ceases to be a service provider for purposes of the Restricted Stock Units (including whether the Grantee may still be considered to be providing services while on a leave of absence);
(j)for purposes of the Restricted Stock Units, and unless otherwise determined by the Company in its sole discretion, the Grantee’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of the date of the Grantee ceases to be a service provider and will not be extended by any notice period (e.g., unless otherwise determined by the Company, the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or providing services or the terms of the Grantee’s employment or service agreement, if any);
(k)in the event the Grantee is not an employee of the Company, the Grantee understands and agrees that neither the offer to participate in the Plan, nor the Grantee’s participation in the Plan, will be interpreted to form an employment contract or relationship with the Company, and furthermore, nothing in the Plan, this Agreement nor the Grantee’s participation in the Plan will be interpreted to form an employment contract with the Company;

(l)unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and
(m)the Grantee acknowledges and agrees that neither the Company, nor any Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the U.S. Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the vesting of the Restricted Stock Units or the subsequent sale of any shares of Stock.
9.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.Data Privacy Consent. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Restricted Stock Units grant materials by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands and agrees that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
The Grantee understands that Data will be transferred to a stock plan service provider and other third parties as may be selected by the Company in the future to assist the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the U.S. or elsewhere, and that the recipient’s country (e.g., the U.S.) may have different, including less stringent data privacy laws and protections, than the Grantee’s country. The Grantee understands that if they reside outside the U.S., they may request a list with the names and addresses of any potential recipients of the Data by contacting their local human resources representative. The Grantee authorizes the Company, its Subsidiaries and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that if they reside outside the U.S., they may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing their local human resources representative.
Further, the Grantee understands that they are providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke their consent, their career, employment or other service relationship with the Company will not be adversely affected; the only consequence of refusing or withdrawing the Grantee’s consent is that the Company would not be able to grant the Grantee Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing their consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that they may contact their local human resources representative.
The Grantee acknowledges that the Company has engaged Charles Schwab & Co., Inc. and its affiliates to provide brokerage services in connection with the Plan (the “Third

Parties”) to assist in the implementation, administration and management of the Plan, and the Third Parties, together with their successors and assigns, will receive, possess, use and transfer the Data as contemplated hereby. The Grantee acknowledges that, from time to time, the Company may replace the Third Parties with alternative service providers and may add other third parties as service providers in connection with the Plan. The Grantee further acknowledges that they will be asked to activate their account through Charles Schwab & Co., Inc. and their use of the brokerage services are subject to the Charles Schwab & Co., Inc. privacy statement located at https://www.schwab.com/public/schwab/nn/legal_compliance/privacy/online_privacy.
11.Country-Specific Appendix. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any special terms and conditions and notifications set forth in any appendix to this Agreement for the Grantee’s country (the “Appendix”). Moreover, if the Grantee relocates to one of the countries included in the Appendix, the special terms and conditions and notifications for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions and notifications is necessary or advisable for legal or administrative reasons. This Agreement and the Appendix thereto are referred to jointly as this Agreement.
12.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
13.Electronic Delivery of Documents. The Grantee agrees that the Company may deliver electronically or by email all documents relating to the Plan or Restricted Stock Units (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders. The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Grantee by email. The Grantee acknowledges that they may receive from the Company a paper copy of any documents delivered or posted electronically at no cost to the Grantee by contacting the Company by telephone or in writing. The Grantee further acknowledges that the Grantee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Grantee understands that the Grantee must provide the Company or any designated third-party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Grantee may revoke their consent to the electronic delivery of documents or may change the electronic mail address to which such documents are to be delivered (if Grantee has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Grantee understands that they are not required to consent to electronic delivery of documents described in this Section 13.
14.Recommendation Regarding External Advice. Grantee understands and agrees that none of the Company and Subsidiaries are providing any tax, legal or financial advice, nor is the Company or any Subsidiary making any recommendations or assessments regarding Grantee’s participation in the Plan, or their acquisition or sale of the underlying shares of Stock, or any subsequent disposal or retention of such shares of Stock. Grantee understands that they are hereby advised to consult with their own personal tax, legal and financial advisors regarding their participation in the Plan before taking any action related to the Plan.
Twilio Inc.
By:    ___________________________________
Name:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.
Dated:    ___________________________    ______________________________________
Grantee’s Signature
Grantee’s name and address:

TWILIO INC.

AMENDED AND RESTATED 2016 STOCK OPTION AND INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

APPENDIX

PROVISIONS FOR NON-U.S. EMPLOYEES

This Appendix includes (i) additional terms and conditions applicable to any Grantee providing services to the Company or a Subsidiary outside the United States, and (ii) additional terms applicable to Grantees providing services to the Company or a Subsidiary in the countries identified below. These terms and conditions are in addition to those set forth in the Agreement and to the extent there are any inconsistencies between these terms and conditions and those set forth in the Agreement, these terms and conditions shall prevail. Any capitalized term used in this Appendix without definition shall have the meaning ascribed to such term in the Plan or the Agreement, as applicable.
Grantee understands that this Appendix includes additional terms and conditions that govern the Award granted to them under the Plan if they work in one of the countries listed below. If Grantee is a citizen or resident of a country other than the one in which they are currently working (or if Grantee is considered as such for local law purposes) or if Grantee transfers employment to another country after receiving an Award in the Plan, Grantee acknowledges and agrees that the Company will, in its discretion, determine the extent to which the terms and conditions herein will be applicable to Grantee.

This Appendix also includes notifications that contain information regarding securities laws, exchange controls and certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of October 2025. Such laws are often complex and change frequently. As a result, the Company recommends that the Grantee not rely on the information in this Appendix as the only source of information relating to the consequences of the Grantee’s participation in the Plan because the information included herein may be out of date at the time that shares of Stock under the Plan are issued to Grantee or Grantee subsequently sells such shares.

In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in their country may apply to their particular situation.

Finally, if the Grantee is a citizen or resident of a country other than the one in which they are currently working (or if they are considered as such for local law purposes) or if they move to another country after all or any portion of the Award has been granted under the Plan, the information contained herein may not be applicable to the Grantee in the same manner.

Grantee is advised to seek appropriate professional advice as to how the relevant exchange control and tax laws in their country may apply to their individual situation.
I.    ADDITIONAL GLOBAL PROVISIONS APPLICABLE TO GRANTEES IN ALL COUNTRIES OTHER THAN THE UNITED STATES

1.Foreign Exchange Considerations. Grantee understands and agrees that neither the Company nor any Subsidiary shall be liable for any foreign exchange rate fluctuation between Grantee’s local currency and the U.S. dollar that may affect the value of the Award granted to Grantee under the Plan, or of any amounts due to under the Plan or as a result of the subsequent sale of any shares of Stock acquired under the Plan. Grantee agrees and acknowledges that they will bear any and all risk associated with the exchange or fluctuation of currency associated with their participation in the Plan. Grantee acknowledges and agrees that the Grantee may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Grantee is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Award and Grantee’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
2.Translated Documents. If Grantee received this Agreement or any other document related to the Plan translated into a language other than English, Grantee understands that such translated documents were provided for convenience only, and that if the meaning of the translated version is different than the English version, the English version will control.
3.Insider Trading Restrictions/Market Abuse Laws. The Grantee acknowledges that depending on their country, the Grantee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect their ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of shares of Stock or rights to the shares of Stock, or rights linked to the value of shares of Stock during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or the Grantee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by the Grantee before possessing the inside information. Furthermore, the Grantee may be prohibited from (i) disclosing inside information to any third party, including fellow employees, Consultants and other service providers (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is the Grantee’s responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to their personal advisor on this matter.

4.Foreign Asset/Account Reporting Requirements. The Grantee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect the Grantee’s ability to acquire or hold shares of Stock acquired under the Plan or cash received from participating in the Plan in a brokerage account outside their country. The Grantee may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to their country through a designated bank or broker within a certain time after receipt. It is the Grantee’s responsibility to be compliant with such regulations and the Grantee should speak with their personal advisor on this matter.
5.Additional Acknowledgements. In accepting the Restricted Stock Units, the Grantee acknowledges, understands and agrees that no claim or entitlement to compensation or damages shall arise from forfeiture of any unvested Restricted Stock Units resulting from the termination of the Grantee’s employment or service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or provides services or the terms of the Grantee’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees (I) never to institute such a claim against the Company or any parent, Subsidiary or affiliate of the Company, (II) to waive the Grantee’s ability, if any, to bring such claim, and (III) to release the Company or any parent, Subsidiary or affiliate of the Company from any such claim that may arise; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, the Grantee shall be deemed irrevocably to have agreed to not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim.

II.COUNTRY SPECIFIC PROVISIONS APPLICABLE TO GRANTEES WHO PROVIDE SERVICES IN THE IDENTIFIED COUNTRIES

AUSTRALIA

Terms and Conditions

Securities Law Information
The Restricted Stock Units are offered pursuant to Part 7.12 Division 1A of the Corporations Act 2001 (Cth). If the Grantee offers shares of Stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Grantee should obtain legal advice on applicable disclosure obligations prior to making any such offer.
Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in that Act).

Data Privacy
The Grantee acknowledges and agrees that if the Company or Subsidiary discloses any personal information about the Grantee to a recipient outside of Australia then the Company, or Subsidiary will not be: (a) required by law to take steps to ensure that the recipient complied with the Australian Privacy Principles; or (b) responsible for any breaches of the Australian Privacy Principles by the recipient, in respect of that information.
Notifications
Exchange Control Notification
Exchange control reporting is required for cash transactions exceeding A$10,000 and for international fund transfers. If an Australian bank is assisting with the transaction, the bank will file the report on the Grantee’s behalf.

BRAZIL

Notifications

Exchange Control Information

The Brazilian Tax on Financial Transactions (“IOF”) may be due on funds remitted into Brazil from the sale of any shares of Stock acquired under the Plan. The Grantee should consult their personal advisor for any additional details on cross-border transactions that may be subject to the IOF.

Foreign Asset/Account Reporting Information

By accepting this Award, the Grantee understands that they may be required to report any cash or shares held outside Brazil to the Brazilian tax authorities and the Central Bank of Brazil if such holdings exceed a specified limit.

CANADA

Terms and Conditions

Authorization to Release Necessary Personal Information

The Grantee hereby authorizes the Company (including any non-U.S. Affiliate, Parent or Subsidiary) and the Company’s (including its non-U.S. Affiliate’s, Parent’s or Subsidiary’s) representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Grantee further authorizes the Company and any non-U.S. Affiliate, Parent or Subsidiary and the Company’s designated Plan broker(s) to disclose and discuss the Plan with their advisors. The Grantee further authorizes their employer to record such information and to keep such information in their employee file.

French Language Provisions

The following provisions will apply if the Grantee is a resident of Quebec: The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

Award Payable Only in Shares of Stock

The grant of the Award does not give the Grantee any right to receive a cash payment, and the Award is payable in Stock only.

Notifications

Tax Reporting Obligation

Foreign property (including the Restricted Stock Units granted under the Plan and the underlying shares of Common Stock) held by Canadian residents must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total value of such foreign property exceeds C$100,000 at any time during the year. The form must be filed by April 30th of the following year.

COLOMBIA

Notifications

Exchange Control Information

By accepting this Award, Grantee understands that they may be required to register international investments with the Colombian Central Bank (through its online registration system). In addition, repatriation of any sales proceeds of from the shares of Stock may need to be affected through the foreign exchange market in order to comply with Colombian foreign exchange requirements. The Grantee is advised to consult their own advisors regarding these requirements.

Securities Law Information

The Grantee acknowledges and agrees that the offer of this Award has been made by the
Company to the Grantee personally in connection with their existing employment or service contract with the Company or one or more of its Subsidiaries, and further, that the Restricted Stock Units, the shares of Stock and the related offer thereof is a private offer and it cannot be considered as a public offer according to Colombian securities regulation.

ESTONIA

Terms and Conditions

Restricted Stock Units Payable Only in Stock

Restricted Stock Units granted to the Grantee shall be paid in shares only and do not provide any right for the Grantee to receive a cash payment, notwithstanding any discretion contained in the Plan to the contrary.

Stockholder Rights

Until the settlement of the Restricted Stock Units, i.e., until shares of Stock are issued to the Grantee based on the Restricted Stock Units, the Restricted Stock Units shall not give the Grantee any stockholders rights (i.e., the right to vote at general meetings or to receive dividends).

Any Dividend Equivalent Rights credited with respect to the Stock underlying the Grantee’s Restricted Stock Units shall be subject to the same vesting and settlement, and other terms, conditions and restrictions as the original Restricted Stock Units to which they relate. Dividend Equivalent Rights may be settled in cash or shares of Stock in accordance with Section 12 of the Plan. Thus, the Grantee will not have any right to the dividend equivalents, if any, until the third anniversary from the grant date of the Restricted Stock Units.

Vesting Date(s) and Settlement of Restricted Stock Units

Granted Restricted Stock Units may have different vesting dates under the Agreement (including less than three years). However, the shares of Stock corresponding to the Restricted Stock Units shall not be settled prior to the third anniversary of the Grant Date. This means that the shares underlying the Restricted Stock Units are not issued to the Grantee until three years have passed from the Grant Date contrary to what is provided in Section 4 of this Agreement. After the third anniversary of the Grant Date, the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested, less any applicable taxes. The shares shall be issued as soon as practicable but in no event later than two and one-half months after the third anniversary of the Grant Date. Issuance of shares of Stock to the Grantee with a vesting date three or more years after the Grant Date shall follow the principles described in Section 4 of this Agreement.

Early Settlement of Restricted Stock Units

Despite the foregoing, in the event that prior to third anniversary of the Grant Date the Grantee will cease to be employed by the Company or any Subsidiary, then, on the discretion of the Administrator, the Restricted Stock Units granted to the Grantee that have vested may be settled before the third anniversary of the Grant Date. However, in this case, the Grantee agrees to a reduction in the number of shares of Stock otherwise issuable to them upon settlement of the

Restricted Stock Units in an amount determined by the Administrator to be appropriate to offset half of the additional tax cost to the Grantee’s actual employer resulting from the imposition of the employer fringe benefit tax on the Restricted Stock Units as a result of settling before the third anniversary of the Grant Date. The Grantee further agrees to any other reasonable method adopted by the Administrator to recoup from the Restricted Stock Units this additional tax cost. In other words, the Grantee will be expected to reimburse 50% of the total fringe benefit tax cost. The Grantee agrees to execute any other consents, elections or other documents to accomplish the foregoing, promptly upon request by the Administrator.

Language Consent

By accepting the grant of the Restricted Stock Units, the Grantee confirms having read and understood the documents related to the grant (including the Plan, the Agreement, and the Supplement for Employees in Estonia), which were provided in the English language, and that the Grantee does not need the translation thereof into the Estonian language. The Grantee accepts the terms of those documents accordingly.

Võttes vastu Piiratud Aktsiaühikute (Restricted Stock Units) pakkumise, kinnitab Saaja, et ta on ingliskeelsena esitatud pakkumisega seotud dokumendid (sh Programm, Piiratud Aktsiaühikute Leping, Eesti Töötajate Lisa) läbi lugenud ja nendest aru saanud ning et ta ei vaja nende tõlkimist eesti keelde. Sellest tulenevalt Saaja nõustub viidatud dokumentide tingimustega.

GERMANY

Terms and Conditions

Tax Indemnity

The Grantee agrees to indemnify and keep indemnified the Company or any Subsidiary and their employing company, if different, from and against any liability for or obligation to pay any obligation with respect to Tax-Related Items (including but not limited to wage tax, solidarity surcharge, church tax or social security contributions) that is attributable to (1) the grant or settlement of, or any benefit derived by the Grantee from, the Restricted Stock Units, (2) the acquisition by the Grantee of the shares of Stock, or (3) the disposal of any shares of the Stock.

Notifications

Exchange Control Information

The Grantee understands that if they remit proceeds in excess of €50,000 out of or into Germany, such cross-border payment must be reported monthly to the State Central Bank. In the event that the Grantee makes or receives a payment in excess of this amount, they understand and agree that they are responsible for obtaining the appropriate form from a German bank and complying with applicable reporting requirements. In addition, the Grantee must also report on an annual basis in the event that they hold Shares exceeding 10% of the total voting capital of the Company. The online filing portal can be accessed at www.bundesbank.de.

HONG KONG

Terms and Conditions

Securities Law Notice

Warning: The Restricted Stock Units and shares of Stock issued upon vesting do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company or a Subsidiary. The Agreement, including this Appendix, the Plan and other incidental award documentation have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong, nor has the Award documentation been reviewed by any regulatory authority in Hong Kong. The Restricted Stock Units are intended only for the personal use of the recipient Grantee and may not be distributed to any other person. If the Grantee has any doubt about any of the contents of the Agreement, including this Appendix, or the Plan, the Grantee should obtain independent professional advice.

Sale of Shares

Shares of Stock issued at vesting of the Restricted Stock Units are accepted as a personal investment. In the event the Grantee’s Restricted Stock Units vest and shares of Stock are issued to the Grantee within six months of the Grant Date, the Grantee agrees that the Stock may not be offered to the public or otherwise disposed of prior to the six-month anniversary of the Grant Date.

Nature of Scheme

The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

INDIA

Notifications

Foreign Asset/Account Reporting Information

The Grantee must declare foreign bank accounts and any foreign financial assets (including shares of Stock subject to the Restricted Stock Units held outside India) in the Grantee’s annual tax return. It is the Grantee’s responsibility to comply with this reporting obligation and the

Grantee should consult with their personal tax advisor in this regard. Indian residents should consult with their personal tax advisor to determine their personal reporting obligations.

Exchange Control Information

The Grantee must repatriate any proceeds from the sale of shares of Stock acquired under the Plan or the receipt of any dividends to India within 180 days of receipt and convert such amounts to local currency. The Grantee must obtain a foreign inward remittance certificate (“FIRC”) from the bank where the Grantee deposit the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Grantee’s employer requests proof of repatriation.

IRELAND

Notifications

Director Reporting Obligation

If Grantee is a director, shadow director or secretary of a Subsidiary in Ireland, the Grantee must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., Restricted Stock Units, shares of Stock), or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of the Grantee’s spouse or children under the age of 18 (whose interests will be attributed to the Grantee if the Grantee is a director, shadow director or secretary).

JAPAN

Notifications

Exchange Control Information

If the Grantee acquires shares of Stock with a value in excess of JPY 100 million in a single transaction (e.g., on a vesting date), the Grantee must file an ex post facto “Report Concerning Acquisition of Shares” with the Japanese Ministry of Finance through the Bank of Japan within 20 days of acquiring the shares. This form may be acquired at the Bank of Japan. The Grantee should verify the limits and reporting requirements as these rules can change.

Foreign Asset/Account Reporting Information

The Grantee is required to report details of any assets, including shares of Stock held outside Japan as of December 31, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report is due on or before March 15 each year. The Grantee is responsible for complying with this reporting obligation and should confer with their personal tax advisor in this regard.

MEXICO

No additional provisions required.

POLAND

Notifications

Exchange Control Information

Any transfer or settlement of funds in excess of a specified threshold must be effected through an authorized bank, authorized payment institution or authorized e-money institution.

Foreign Asset/Account Reporting Information

If the Grantee holds foreign securities (including shares of Stock) and maintains accounts abroad, then it is the Grantee’s responsibility to report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets held abroad) exceeds the specified threshold. If required, the reports are due on a quarterly basis on special forms available on the website of the National Bank of Poland.

SINGAPORE

Terms and Conditions

Securities Law Notice

The award of the Restricted Stock Units is being made in reliance of section 273(1)(f) of the Securities and Futures Act (Cap. 289) (“SFA”) for which it is exempt from the prospectus and registration requirements under the SFA. The Grantee understands that the shares of Stock have not been registered with the SFA.  Unless the Grantee sells any shares of Stock the Grantee acquires pursuant to the Plan via a public exchange outside of Singapore (e.g., NYSE), the Grantee agrees that they shall not, within six months of their acquisition of any shares of Stock, sell, transfer, gift, hypothecate or otherwise transfer such Stock within Singapore except as expressly approved by the Company in writing.  The Company believes that a typical sale through a U.S. brokerage firm would not require the Company's consent under these rules.

Director Notification Obligation

If the Grantee is a director, shadow director, or holds any similar position of a Singapore-incorporated company (each a “Singapore company”) (e.g., the Company, any Singapore Subsidiary or Singapore Affiliate), the Grantee is subject to certain notification requirements under section 164 of the Singapore Companies Act to enable the Singapore company to comply with its obligations to maintain a register of director’s shareholdings (“Register”).  Among these requirements is an obligation to notify the Singapore company in writing of:

(a)shares in, debentures of, or participatory interests made available by, the Singapore company or its related corporation which are held by the Grantee;
(b)any interest that the Grantee has in shares in, debentures of, or participatory interests made available by, the Singapore company or its related corporation, and the nature and extent of that interest under Section 7 of the Singapore Companies Act (which provides for the circumstances under which a deemed interest in shares may arise);
(c)rights or options that the Grantee has in respect of the acquisition or disposal of shares in the Singapore company or its related corporation; and
(d)contracts to which the Grantee is a party or under which the Grantee is entitled to a benefit, being contracts under which a person has a right to call for or to make delivery of shares in the Singapore company or its related corporation.

The Grantee must notify the Singapore company in writing when there is any change in the particulars of the Grantee’s interests as mentioned above (including when the Grantee sell shares of Stock issued from the Plan).

The Grantee is deemed to hold or have an interest or a right in or over any shares or debentures, if:

(a)The Grantee’s spouse (not being himself or herself a director or chief executive officer) holds or has an interest or a right in or over such shares or debentures; or
(b)The Grantee’s child of less than 18 years of age, including stepson, stepdaughter, adopted son or adopted daughter (not being himself or herself a director or chief executive officer) holds or has an interest in such shares or debentures.

In addition, any contract, assignment or right of subscription shall be deemed to have been entered into or exercised or made by, or a grant shall be deemed as having been made to, the Grantee if any contract, assignment or right of subscription is entered into, exercised or made by, or a grant is made to, members of the Grantee’s family as aforesaid (not being himself or herself a director or chief executive officer).

Particulars of the Grantee’s interests as mentioned above must be given within two business days after (i) the date on which the Grantee became a director of the Singapore company, or (ii) the date on which the Grantee became a registered holder of or acquired an interest as mentioned above, whichever last occurs. Particulars of any change in the Grantee’s interests must also be given within two business days of the change.

Insider-Trading Notification. The Grantee should be aware of the Singapore insider-trading rules, which may impact their acquisition or disposal of Restricted Stock Units or rights to shares under the Plan. Under the Singapore insider-trading rules, the Grantee is prohibited from selling shares when they possess information, not generally available, which the Grantee knows or should know will have a material effect on the price of the shares once such information is generally available.

SPAIN

Notifications

Securities Law Notice

The Restricted Stock Units do not qualify under Spanish Law as securities. No “offer to the public,” as defined under Spanish Law, has taken place or will take place in the Spanish territory. Neither the Plan nor this Agreement have been registered with the Comisión Nacional del Mercado de Valores and do not constitute a public offering prospectus.

Foreign Asset/Account Reporting Information

The Grantee may be subject to certain tax reporting requirements with respect to assets or rights that the Grantee holds outside of Spain, including bank accounts, securities and real estate if the aggregate value for particular category of assets exceeds €50,000 as of December 31 each year. Shares acquired under the Plan or other equity programs offered by the Company constitute securities for purposes of this requirement, but unvested Restricted Stock Units are not subject to this reporting requirement.

If applicable, the Grantee must report the Grantee’s foreign assets on Form 720 by no later than March 31 following the end of the relevant year. After the rights and/or assets are initially reported, the reporting obligation will only apply if the value of previously-reported rights or assets increases by more than €20,000 as of each subsequent December 31. The Grantee is encouraged to consult with their personal advisor to determine any obligations in this respect.

Share Reporting Requirement

If the Grantee acquires or holds 10% or more of the Company’s equity, the acquisition of shares of Stock or the proceeds from the sale of shares of Stock must be declared for statistical purposes to the Direccion General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be filed in January for shares owned as of December 31 of each year; however, if the value of the shares acquired or the amount of the sale proceeds exceeds a designated amount the declaration must be filed within one month of the acquisition or sale, as applicable. The Grantee should consult with the Grantee’s personal advisor to determine the Grantee’s obligations in this respect.

SWEDEN

No additional provisions required.

UNITED KINGDOM

Terms and Conditions

Save in exceptional circumstances as are determined by the Administrator in its sole discretion and subject to any requirements of Section 409A, it is intended that Restricted Stock Units to the extent vested at the end of the vesting period shall be settled in the form of shares of Stock (and shall not be settled in cash).

Tax Obligations

The following provision supplements Section 6 of the Agreement: Tax-Related Items shall include primary and to the extent legally possible secondary class 1 National Insurance Contributions. The Grantee agrees that the Company or the Grantee’s employer may calculate the Tax-Related Items to be withheld and accounted for by reference to the maximum applicable rates, without prejudice to any right the Grantee may have to recover any overpayment from relevant U.K. tax authorities. The Grantee understands and agrees that if payment or withholding of any income tax liability arising in connection with the Grantee’s participation in the Plan is not made by the Grantee to their employer within ninety days of the end of the tax year of the event giving rise to such income tax liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), that the amount of any uncollected income tax will constitute a loan owed by the Grantee to their employer, effective on the Due Date. The Grantee understands and agrees that the loan will bear interest at the then-current official rate of His Majesty’s Revenue and Customs, it will be immediately due and repayable by the Grantee, and the Company and/or the Grantee’s employer may recover it at any time thereafter by any of the means referred to in the Plan and/or this Agreement.

Notwithstanding the foregoing, the Grantee understands and agrees that if they are a director or an executive officer of the Company (within the meaning of such terms for purposes of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), they will not be eligible for such a loan to cover the income tax liability. The Grantee further understands that, in the event that is the Grantee is such a director or executive officer and the income tax is not collected from or paid by the Grantee by the Due Date, the amount of any uncollected income tax will constitute an additional benefit to the Grantee on which additional income tax and National Insurance Contributions will be payable. The Grantee understands and agrees that they are responsible for reporting and paying any income tax due on this additional benefit directly to His Majesty’s Revenue and Customs under the self-assessment regime and for reimbursing the Company or the Grantee’s employer (as appropriate) for the value of any primary and (to the extent legally possible) secondary class 1 National Insurance Contributions due on this additional benefit which the Company or the Grantee’s employer may recover from the Grantee by any of the means referred to in the Plan and/or this Agreement.

Securities Disclaimer
The shares of Stock are offered pursuant to Article 1(4) of the United Kingdom Prospectus Regulation.